UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

GYRODYNE, LLC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0–11

GYRODYNE, LLC

Dear Fellow Shareholder,

You are cordially invited to attend the annual meeting of shareholders (the “Annual Meeting”) of Gyrodyne, LLC (the “Company”), to be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on October 12, 2023, at 11:00 a.m., Eastern ime. More details on the Annual Meeting can be found on the enclosed notice of annual meeting of shareholders and proxy statement. You should have also received a proxy card or voting instruction form and postage-paid envelope, which are being solicited on behalf of our board of directors (the “Board”).

After reading the notice of annual meeting of shareholders and the proxy statement, please vote over the Internet as instructed in the proxy statement or on the proxy card. If you received a paper copy of the proxy card by mail, you may also vote by completing, signing, dating and promptly returning the proxy card in the envelope provided. Instructions regarding these methods of voting are contained in the proxy statement and on the proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting. The proxy statement and the proxy card are first being made available to shareholders on or about September 12, 2023.

We appreciate and encourage shareholder participation in the Company’s affairs. We are confident that our slate of Board candidates has the right mix of professional achievements, skills, experiences and reputations that qualify the Company’s candidates to serve as shareholder representatives overseeing the management of the Company. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to realize shareholder value. The Board unanimously recommends that you vote “FOR” Jan H. Loeb and Nader G.M. Salour.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please exercise your right to vote as soon as possible by completing, signing, dating and promptly returning the enclosed proxy card by mail in the postage-paid envelope provided, or by using Internet voting as instructed in the proxy statement or on the enclosed proxy card.

Thank you for your support.

Very truly yours,

Gary J. Fitlin
President and Chief Executive Officer

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Call Toll Free: 1-800-322-2885
Email: proxy@mackenziepartners.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 12, 2023

NOTICE IS HEREBY GIVEN, pursuant to the Amended and Restated Limited Liability Company Agreement of Gyrodyne, LLC (the “Company”), that the annual meeting of shareholders (the “Annual Meeting”) of the Company will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on October 12, 2023, at 11:00 a.m., Eastern Time.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

Proposal 1:	To ratify and approve the Gyrodyne, LLC Restricted Stock Award Plan;

Proposal 2:	To elect two directors to a three-year term of office, each to serve until the Company’s 2026 annual meeting of shareholders and until his or her successor has been duly elected and qualified;

Proposal 3:	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement; and

Proposal 4:	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Shareholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our board of directors (the “Board”) recommends that you vote “FOR” each of Proposals 1, 2, 3 and 4.

Each of the proposals is described more fully in the proxy statement accompanying this notice of annual meeting of shareholders, which you are urged to read carefully.

Our Board has fixed the close of business on August 21, 2023 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. In addition to this notice of annual meeting of shareholders, enclosed in this mailing are the proxy statement, the proxy card, the Annual Report on Form 10-K for the year ended December 31, 2022 and the President’s letter to shareholders.

The Board is pleased to nominate each of Jan H. Loeb and Nader G.M. Salour as a director on our Board. Your vote is very important. Whether or not you expect to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible by accessing the Internet site described in the proxy statement or on the proxy card provided to you, or by completing, signing, dating and promptly returning the proxy card. You are urged to vote your shares promptly by following the instructions on the proxy card even if your shares have been sold after the record date. For specific instructions on how to vote your shares, please refer to the proxy card or the section entitled “Questions and Answers About the Annual Meeting” beginning on page 5 of the proxy statement.

If your shares are held by a broker, bank or other nominee (i.e., your shares are held in “street name”), you will receive a voting instruction form from that broker, bank or other nominee. You must provide voting instructions by completing the voting instruction form and promptly returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares on the proxy card. The proxy is revocable and will not affect your right to vote if you attend the Annual Meeting.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF YOUR BOARD’S NOMINEES UNDER PROPOSAL 2 AND “FOR” PROPOSALS 1, 3 AND 4.

YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, OR VOTE OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” SHAREHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM YOUR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Call Toll Free: 1-800-322-2885

Email: proxy@mackenziepartners.com

We thank you for your continued support of the Company and look forward to your participation at our Annual Meeting.

By Order of the Board of Directors,

Peter Pitsiokos
Corporate Secretary
September 12, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2023

Enclosed in this mailing are the notice of annual meeting of shareholders, the proxy statement, the proxy card, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the President’s letter to shareholders.

In addition to delivering these proxy materials for the Annual Meeting to shareholders by mail, the notice of annual meeting of shareholders, the proxy statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available free of charge on our website, http://www.gyrodyne.com/proxy.php. Information on this website, other than this proxy statement, is not a part of the proxy statement. You may also obtain these materials at the website of the U.S. Securities and Exchange Commission at http://www.sec.gov.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	3
INTRODUCTION	5
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	6
PROXY STATEMENT SUMMARY	7
The Annual Meeting	7
Agenda and Board Recommendations	7
Board of Directors	8
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	9
DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING	14
PROPOSAL 1: RATIFICATION AND APPROVAL OF THE GYRODYNE, LLC RESTRICTED STOCK AWARD PLAN	14
PROPOSAL 2: ELECTION OF DIRECTORS	16
Nominees for Election	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
INFORMATION ABOUT YOUR BOARD OF DIRECTORS AND MANAGEMENT	22
REPORT OF THE AUDIT COMMITTEE	25
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS	25
EXECUTIVE COMPENSATION	26
SUMMARY COMPENSATION TABLE	26
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE	26
COMPENSATION OF DIRECTORS	30
TRANSACTIONS WITH CERTAIN RELATED PERSONS	31
PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	32
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING	34
ADDITIONAL INFORMATION	35
Other Business	35
Costs of the Solicitation	35
Where You Can Find More Information	35
Appendix A: Gyrodyne, LLC Restricted Stock Award Plan	A-1

GYRODYNE, LLC

PROXY STATEMENT

INTRODUCTION

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Gyrodyne, LLC, a New York limited liability company (the “Company”), the principal executive offices of which are located at One Flowerfield, Suite 24, Saint James, New York 11780. The approximate date on which this proxy statement and the enclosed proxy card are first being made available to the Company’s shareholders is on or about September 12, 2023.

The proxy is being solicited for use at the Company’s 2023 annual meeting of shareholders (the “Annual Meeting”) to be held on October 12, 2023, at 11:00 a.m., Eastern Time, at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780. Only shareholders of record on August 21, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each share is entitled to one vote. At the close of business on September 8, 2023, the Company had outstanding and entitled to vote 1,482,680 common shares of limited liability company interests.

We intend to hold the Annual Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials have issued and may issue in light of the continuing public health crisis caused by COVID-19 even as people have been vaccinated in significant numbers. As a result, we will enforce appropriate protocols consistent with then applicable federal, state and local guidelines, mandates or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or negative test result, and maintaining appropriate social distancing. We may also impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our proxy website, http://www.gyrodyne.com/proxy.php, and we encourage you to check this website prior to the Annual Meeting if you plan to attend.

A shareholder who executes a proxy may revoke it at any time before it is exercised by (i) following the instructions provided on the proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning a later dated proxy card, (ii) submitting written notice of the revocation to our Corporate Secretary or (iii) personally appearing at the Annual Meeting and voting your shares. You may attend the Annual Meeting and vote in person. At your request, we will give you a ballot or a proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must first contact your broker, bank or other nominee to obtain a legal proxy from the broker, bank or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares you beneficially owned at that time.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2022 are first being mailed to the Company’s shareholders and will be made available on the Internet at http://www.gyrodyne.com/proxy.php on or about September 12, 2023. You may also obtain these materials at the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

References to the Company’s website in this proxy statement do not incorporate by reference the information contained on the website, and such information should not be considered a part of this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

The statements made in this proxy statement and other materials the Company has filed or may file with the SEC, in each case that are not historical facts, contain “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, and other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives and liquidation contingencies. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties relating to our efforts to enhance the values of our remaining properties and seek the orderly, strategic sale of such properties as soon as reasonably practicable, risks associated with the Article 78 Proceeding against the Company and any other litigation that may develop in connection with our efforts to enhance the value of and sell our properties, ongoing community activism, risks associated with proxy contests and other actions of activist shareholders, risks related to the recent banking crisis and closure of two major banks (including one with whom we indirectly have a mortgage loan), regulatory enforcement, risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, the ability to obtain additional capital in order to enhance the value of the Flowerfield and Cortlandt Manor properties and negotiate sales contracts and defend the Article 78 proceeding from a position of strength, the potential effects of the COVID-19 pandemic, the risk of inflation, rising interest rates, recession and supply chain constraints or disruptions and other risks detailed from time to time in the Company’s SEC reports. These and other matters the Company discuss in this proxy statement, or in the documents it incorporates by reference into this proxy statement, may cause actual results to differ from those the Company describes.

New factors emerge from time to time, and it is not possible for us to predict which factors will affect future results. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. The Company assumes no obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement about the Company and the Annual Meeting. This summary does not contain all the information you should consider in deciding how to vote your shares. Shareholders should read this entire proxy statement before voting.

The Annual Meeting

Time and Date:	Thursday, October 12, 2023 at 11:00 a.m. Eastern Time
Place:	Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780
Record Date:	The close of business on August 21, 2023
Attendance at the Annual Meeting:	Shareholders as of the Record Date will be able to attend the Annual Meeting. More information on attending the Annual Meeting can be found in this proxy statement.
Voting:

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed proxy card. Returning the proxy card does not deprive you of your right to attend the Annual Meeting and you may still vote your shares at the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Such shareholders are urged to submit the enclosed proxy card, even if their shares were sold after such date.

We urge you to VOTE TODAY by:

INTERNET: www.cesvote.com

MAIL: Complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided.

Agenda and Board Recommendations

Proposal	Board Recommendation

1.    Ratification and Approval the Gyrodyne, LLC Restricted Stock Award Plan (the “Gyrodyne, LLC Restricted Stock Award Plan” or the “Stock Plan”)

To ratify and approve the Gyrodyne, LLC Restricted Stock Award Plan for directors, to replace director participation in the Company’s Retention Bonus Plan (the “Bonus Plan”) and better align the interests of director participants with those of the shareholders.

“FOR”

2.    Election of Directors

To elect two directors to the Board. Each of the director nominees is standing for election for a three-year term ending at the 2026 annual meeting of shareholders, each to serve until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.

“FOR” each of the Company’s nominees, Jan H. Loeb and Nader G.M. Salour

3.    Non-Binding Advisory Vote to Approve Executive Compensation

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. The Board will review the results and take them into consideration when making future decisions regarding executive compensation.

“FOR”

4.   Ratification of the Appointment of Baker Tilly US, LLP (“Baker Tilly”) as Our Independent Registered Public Accounting Firm for 2023

To ratify the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

“FOR”

Board of Directors

				Committees
Name & Principal Occupation or Employment	Age	First Became a Director[1]	Current Term Expires	Audit[2]	Nominating	Compensation[3]	Investment
Nominees for Election
Jan H. Loeb Managing Member, Leap Tide Capital Management LLC	64	2023	2023
Nader G.M. Salour Principal, Cypress Realty of Florida, LLC Director of the Company	64	2006	2023			√	√
Continuing Directors
Paul L. Lamb Partner of Lamb & Barnosky, LLP Chairman of the Board	78	1997	2025			√
Ronald J. Macklin Director of the Company	61	2003	2024	√	√	√
Richard B. Smith Mayor of the Incorporated Village of Nissequogue Director of the Company	69	2002	2025	√	√	√	√
Retired Director
Philip F. Palmedo	89	1996	2023

1 Commencement dates refer to year in which each director other than Jan Loeb became a member of the board of directors of Gyrodyne Company of America, Inc., which on August 31, 2015 merged with Gyrodyne Special Distribution, LLC into the Company with the Company surviving the merger (the “Merger”). Effective with the Merger, all directors of Gyrodyne Company of America, Inc. continued as directors of the Company. Jan Loeb was appointed by the Board as a director on July 28, 2023 to fill the vacancy created by the resignation of Philip F. Palmedo, who resigned as a director on July 28, 2023 due to health concerns.

2 The current members of the Audit Committee are Richard Smith and Ronald Macklin. Phil Palmedo was a member of the Audit Committee until his retirement as of July 28, 2023. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, and the Board intends to appoint a third member to the Audit Committee as soon as possible.

3 Prior to the appointment of Jan Loeb to the Board on July 28, 2023, each member of the Board served on the Compensation Committee. It is the intention of the Board to appoint Mr. Loeb to the Compensation Committee and continue that practice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT?

You are receiving this proxy statement and the enclosed proxy card because you were a holder of our common shares of limited liability company interests as of the Record Date. As further described below, we request that you promptly use the proxy card to vote to: (i) ratify and approve the Stock Plan; (ii) elect two directors to a three-year term of office, each to serve until his or her successor has been duly elected and qualified; (iii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and (iv) ratify the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF MESSRS. LOEB AND SALOUR ON PROPOSAL 2 AND “FOR” PROPOSALS 1, 3 AND 4.

WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING WITH THIS PROXY STATEMENT?

Our Board is soliciting your proxy to vote your shares on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees.

Additionally, the Company has retained MacKenzie Partners, Inc. (“MacKenzie”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.

WHAT MATTERS AM I VOTING ON? HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE MATTERS?

Proposal 1: Ratification and Approval of the Stock Plan

The Board is asking shareholders to approve the Stock Plan, pursuant to which directors would exchange their benefits under the Bonus Plan for shares under the Stock Plan, thus having directors and employees incentivized under separate incentive plans and better aligning the interests of the directors with those of the shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE GYRODYNE, LLC RESTRICTED STOCK AWARD PLAN.

Proposal 2: Election of Directors

The Board is asking shareholders to elect two directors to the Board at the Annual Meeting. Each of the director nominees is standing for election for a three-year term ending at the Company’s 2026 annual meeting of shareholders, each to serve until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.

The Board has nominated and unanimously recommends the election of two highly qualified individuals for election as directors, both of whom are incumbents and one of whom is a first-time nominee and a significant shareholder of the Company. For more information on the nominees, please see “DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING - PROPOSAL 2: ELECTION OF DIRECTORS” on page 12 of this proxy statement. You may vote for each of our two nominees, Messrs. Loeb and Salour on the enclosed proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE ELECTION OF EACH OF MESSRS. LOEB AND SALOUR TO THE BOARD.

Proposal 3: Non-Binding Advisory Vote to Approve Executive Compensation (also known as “Say-on-Pay”)

The Board is asking shareholders to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. As an advisory vote, the result will not be binding on the Board. This “Say-on-Pay” vote will, however, provide us with important feedback from our shareholders about our executive compensation philosophy, objectives and program. The Board values the opinions of our shareholders and expects to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION ON A NON-BINDING, ADVISORY BASIS.

Proposal 4: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Shareholders are being asked to ratify the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BAKER TILLY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

HOW DO I VOTE?

If you are a registered shareholder (that is, you hold shares in your name directly on the books of our transfer agent, Computershare Trust Company, N.A. (“Computershare”), and not through a broker, bank or other nominee) you may choose either of two methods to submit your proxy to have your shares voted in advance of the Annual Meeting:

●

Internet: You may submit your proxy online via the Internet by accessing the following website and following the instructions provided: http://www.cesvote.com. You may navigate to the online voting site by entering your 8-digit control number found on the enclosed proxy card. After receiving printed copies of the proxy materials, have your proxy card ready when you access the site and follow the prompts to record your vote. This vote will be counted immediately and there is no need to mail in any proxy card you may have received.

●	Mail: If you received your Annual Meeting material by mail, you also may choose to grant your proxy by completing, signing, dating and promptly returning the enclosed proxy card.

If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. PLEASE USE THE VOTING FORMS AND INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE. In most cases, you will be able to do this by mail or via the Internet. As discussed herein, your broker, bank or other nominee will not be able to vote your shares on discretionary matters at the Annual Meeting unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.

If you have any questions or require assistance in submitting a proxy for your shares, please call MacKenzie at 1-800-322-2885 (toll free) or 212-929-5500 (call collect).

If you vote on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (the individual named on the proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares as recommended by the Board, as follows: (i) “FOR” the ratification and approval of the Gyrodyne, LLC Restricted Stock Award Plan; (ii) “FOR” the election of Messrs. Loeb and Salour to the Board; (iii) “FOR” the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and (iv) “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares on the proxy card TODAY by Internet or mail to ensure that your votes are counted at the Annual Meeting.

WHAT IS A PROXY? WHAT SHARES ARE INCLUDED ON A PROXY CARD?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Your Board has designated Gary J. Fitlin and Peter Pitsiokos as the Company’s proxies for the Annual Meeting.

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in “street name” through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction form to ensure that all of your shares are counted at the Annual Meeting.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	Following the instructions provided on the proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning a later dated proxy card;
●	Delivering written notice of revocation to the Corporate Secretary at One Flowerfield, Suite 24, St. James, New York 11780 that is received on or before 11:59 p.m. Eastern Time on October 11, 2023; or
●	Personally appearing at the Annual Meeting and voting your shares.

If your shares are held in “street name,” you should contact your broker, bank or other nominee directly to change your vote or revoke your proxy.

WHO IS ENTITLED TO VOTE? HOW MANY SHARES ARE OUTSTANDING? HOW MANY VOTES DO I HAVE?

Only holders of record of our common shares of limited liability company interests at the close of business on August 21, 2023, which is the Record Date, will be entitled to receive notice of, to attend, and to vote at the Annual Meeting. At the close of business on the Record Date, 1,482,680 shares of our limited liability company interests were outstanding and eligible to be voted. Holders of the Company’s common shares of limited liability company interests are entitled to one vote for each share held as of the Record Date. Cumulative voting is not permitted in the election of directors.

WHAT IS THE DEADLINE FOR VOTING?

The deadline for voting by Internet is 11:59 p.m. Eastern Time on October 11, 2023. Votes cast by mail must be received no later than the start of the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person; at your request, we will give you a ballot or a proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee to obtain a legal proxy from the broker, bank or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of close of business on such date and the number of shares you beneficially owned at that time.

IF I CAN’T ATTEND THE ANNUAL MEETING, CAN I VOTE LATER?

We encourage shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

WHAT CONSTITUTES A QUORUM?

The Company is organized in the State of New York. As a result, the New York Limited Liability Company Law and our Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) govern the voting standards applicable to actions taken by our shareholders. The holders of a majority in voting power of all issued and outstanding shares entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual Meeting unless a quorum is present.

WHAT IS A “BROKER NON-VOTE”?

If, on the Record Date, your shares were held by a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.

If you are a “street name” holder and your shares are registered in the name of a broker, the New York Stock Exchange (the “NYSE”) rules applicable to brokers determine whether your broker may vote your shares in its discretion if it does not receive voting instructions from you. A “broker non-vote” occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that Proposal 4 (ratification of the appointment of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023) is a “routine” matter for which brokers will have authority to vote your shares at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if you do not give any direction, brokers will be permitted to vote your shares at the Annual Meeting in relation to Proposal 4. However, Proposal 1 (approval of the Stock Plan), Proposal 2 (election of directors) and Proposal 3 (Say-on-Pay) are non-routine matters for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Further, the “broker non-votes” will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares are voted on all proposals at the Annual Meeting.

IF YOUR SHARES ARE HELD IN “STREET NAME,” WE ENCOURAGE YOU TO PROVIDE VOTING INSTRUCTIONS ON THE VOTING INSTRUCTION FORM PROVIDED BY THE BROKER, BANK OR OTHER NOMINEE THAT HOLDS YOUR SHARES, IN EACH CASE BY CAREFULLY FOLLOWING THE INSTRUCTIONS PROVIDED.

WHAT VOTE IS REQUIRED, AND HOW WILL MY VOTES BE COUNTED TO ELECT THE DIRECTOR NOMINEES AND TO APPROVE EACH OF THE OTHER PROPOSALS?

Proposal	Voting Standard	Board Recommendation	Effect of Abstentions and Withholdings	Effect of “Broker Non-Votes”
Proposal 1 Ratification and Approval of the Stock Plan	Majority of shares present in person or by proxy and entitled to vote on the matter.	“FOR”	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Proposal 2 Election of Two Directors to the Board	Plurality of votes cast, meaning that the two nominees receiving the most votes “FOR” their election will be elected to the Board.	“FOR” each of Jan H. Loeb and Nader G.M. Salour	Withhold votes have no effect on the outcome of the election of directors.	Broker discretionary voting is not permitted, and “broker non-votes” will have no effect on the outcome of this proposal.
Proposal 3 Non-Binding Advisory Vote to Approve Executive Compensation (also known as “Say-on-Pay”)	Majority of shares present in person or by proxy and entitled to vote on the matter.	“FOR”	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is not permitted, and “broker non-votes” will have no effect on the outcome of this proposal.
Proposal 4 Ratification of Appointment of Baker Tilly as Our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2023	Majority of shares present in person or by proxy and entitled to vote on the matter.	“FOR”	Abstentions have the same effect as a vote against the proposal.	N/A (proposal considered “routine” matter and broker has discretion to vote shares if no instructions given).

HOW WILL SHARES BE VOTED ON THE PROXY CARD?

The shares represented by any proxy card that is properly completed, executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail or Internet. If you return a validly executed and dated proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the ratification and approval of the Stock Plan (Proposal 1); “FOR” the election of Messrs. Loeb and Salour to the Board (Proposal 2); “FOR” the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement (also known as “Say-on-Pay”) (Proposal 3); and “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 4).

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card in accordance with their best judgment and in the manner they believe to be in the best interests of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

WILL THERE BE A PROXY CONTEST AT THE ANNUAL MEETING?

No. On September 5, 2023, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Star Equity Fund, LP (collectively with its affiliates, “Star Equity”). Pursuant to the Cooperation Agreement, the Company agreed to adopt, and submit for shareholder approval, the Stock Plan and agreed not to increase certain Board compensation.

In connection with the Cooperation Agreement, Star Equity agreed to certain customary standstill provisions and a commitment to vote all shares of the Company beneficially owned by it in favor of the Board’s slate of directors and otherwise in accordance with the Board’s recommendations with respect to other properly vetted proposals, except that Star Equity shall be permitted to vote (i) in its discretion on any proposal regarding certain extraordinary transactions, and (ii) in accordance with the recommendation of ISS to the extent the recommendation of ISS differs from the Board’s recommendation on any matter presented to the shareholders at a special meeting of shareholders following the Annual Meeting. Star Equity has also irrevocably withdrawn its April 25, 2023 notice of its intent to nominate two candidates for election to the Board at the Annual Meeting and its August 11, 2023 shareholder proposal submitted to the Company pursuant to Rule 14a-8 of the Exchange Act. As part of the resolution of the proxy contest, the Company agreed to reimburse Star Equity for its reasonable and documented expenses up to $75,000.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached as exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on September 8, 2023.

WHAT IF I RECEIVE MORE THAN ONE PROXY CARD OR SET OF PROXY MATERIALS FROM THE COMPANY?

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares by completing, signing, dating and promptly returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote via the Internet, please vote using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

WHERE CAN I FIND THE RESULTS OF THE VOTING?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us. The Current Report on Form 8-K will be available on the Internet at the SEC’s website, http://www.sec.gov.

WILL I HAVE APPRAISAL OR SIMILAR DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS BEING VOTED ON AT THE ANNUAL MEETING?

No. Neither the applicable New York law nor the LLC Agreement provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

WHAT IS HOUSEHOLDING AND HOW DOES IT AFFECT ME?

The SEC has approved rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process is commonly referred to as “householding” and is intended to provide extra convenience for shareholders and reduce our printing and postage costs. This means that only one copy of this proxy statement will be sent to multiple shareholders in your household unless we have received contrary instructions from one or more of such shareholders. We will promptly deliver a separate copy of this proxy statement and any future annual report and proxy or information statements to you at your shared address if you contact us at: One Flowerfield, Suite 24, Saint James, New York 11780, attn: Corporate Secretary of the Company. If you want to receive separate copies of this proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank or other nominee record holder, or you may contact us at the above address or by telephone at (631) 584-5400.

WHOM DO I CONTACT IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING?

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Call Toll Free: 1-800-322-2885

Email: proxy@mackenziepartners.com

DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: RATIFICATION AND APPROVAL OF THE GYRODYNE, LLC RESTRICTED STOCK AWARD PLAN

In May 2014, the Board approved the Bonus Plan to incentivize our directors, executives and employees to advance the Company’s strategic plan to enhance property values, liquidate and dissolve, to align the interests of directors, executives and employees with our shareholders and to retain such persons during the term of the Bonus Plan.

On September 5, 2023, following an extended period of engagement with our shareholders during which leadership of the Company met with shareholders holding in the aggregate over 60% of our outstanding shares and the Company received significant shareholder feedback regarding the Bonus Plan, including the suggestion that the directors should be incentivized in a compensation plan separate from that of the employees and that directors’ interests would better align with those of the shareholders through a stock plan rather than the Bonus Plan, the Board approved, and proposed for shareholder approval, the Stock Plan for director participants in the Bonus Plan.  In connection with the Board’s adoption of the Stock Plan, the director participants in the Bonus Plan agreed to waive their benefits under the Bonus Plan, which they agreed to reduce by $579,328, and receive in exchange shares of equivalent value (determined as described below) under the Stock Plan, subject to shareholder approval of the Stock Plan.

Under the Stock Plan, the Company will issue to the former director participants in the Bonus Plan, in exchange for the waiver and forfeiture of their Bonus Plan benefits, an aggregate of 91,628 Gyrodyne shares (which would constitute 5.8% of our outstanding shares), effective immediately upon shareholder approval of the Stock Plan, subject to vesting.

The value of the director participants’ Bonus Plan benefits was estimated to be $2,558,493. However, the director participants have agreed to reduce such benefits by $579,328 from $2,558,493 to $1,979,165, a 22.6% reduction in benefits. Under the Stock Plan, such reduced dollar value will convert to shares at the rate of $21.60 per share, or 91,628 shares in the aggregate. The 91,628 shares issuable under the Stock Plan was determined based upon the Company’s net assets in liquidation of $30,309,439 (or $20.44 per share) as of March 31, 2023, increased by (i) the estimated $1,137,108 in bonuses forfeited by two retired directors ($0.77 per share), and (ii) the $579,328 in reduced benefits ($0.39 per share) to the director participants, to arrive at a pro forma net assets in liquidation of $32,025,875 or $21.60 per share. For perspective, the market price for the Company’s shares was $10.70 per share as of September 1, 2023. The 91,628 shares issuable under the Stock Plan would represent approximately 5.8% of the outstanding Gyrodyne shares after giving effect to such Stock Plan shares. Following the issuance of the 91,628 shares, no further shares or other awards may be issued under the Stock Plan.

If the shareholders do not approve the Stock Plan, the current director participants in the Bonus Plan will continue to be participants in the Bonus Plan, subject to the changes contained in Amendment No. 5 thereto, approved by the Board on September 5, 2023. See, “Narrative Disclosure to Summary Compensation Table –Bonus Plan” on page 23 of this proxy statement.

Gyrodyne, LLC Restricted Stock Award Plan Highlights

Reduced Benefits/Increase in Net Assets in Liquidation

If the Stock Plan is approved by the shareholders, the director participants will agree to a $579,328 reduction in the valuation of their benefits under the Bonus Plan, which under the terms of the Stock Plan will be converted to shares of the Company, resulting in an increase in pro forma net assets in liquidation of $0.39 per share as of March 31, 2023.

Effective Date

If approved by the Company’s shareholders, the Stock Plan will be effective on the date of such shareholder approval and the grants set forth in Exhibit A thereto will be effective immediately upon shareholder approval of the Stock Plan. Shareholders are being asked to approve the Stock Plan at the Annual Meeting.

Purpose

The purpose of the Stock Plan is to incentivize the current director participants in the Bonus Plan to exchange their interests in the Bonus Plan for shares in the Company issuable under the Stock Plan, which will allow for compensation plan separation between directors and employees and better alignment of interests between director participants and shareholders.

Eligibility

Directors of the Company who were participants in the Bonus Plan are eligible to receive grants under the Stock Plan. As of the date of this proxy statement, the eligible directors are Paul Lamb, Ronald Macklin, Nader Salour and Richard Smith. All such individuals have agreed to exchange their Bonus Plan benefits for shares under the Stock Plan, subject to shareholder approval of the Stock Plan. Jan Loeb was not a participant in the Bonus Plan and will not be eligible to participate in the Stock Plan.

Maximum Shares Available

The total number of shares authorized for issuance under the Stock Plan is 91,628 shares, or approximately 5.8% of the common shares outstanding at the Record Date after giving effect to the issuance of the Stock Plan shares.

Administration

Pursuant to the terms of the Stock Plan, the Stock Plan will be administered and interpreted by a committee which will consist of either (i) the Board, or (ii) the President and at least two other directors appointed by the Board. The committee will have full power and authority to administer and interpret the Stock Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Stock Plan and for the conduct of its business as it deems necessary or advisable, to waive requirements relating to formalities or other matters that do not modify the substance of rights of participants or constitute a material amendment of the Stock Plan, to correct any defect or supply any omission of the Stock Plan or any grant document and to reconcile any inconsistencies in the Stock Plan or any grant document.

Restricted Stock

Incentives under the Stock Plan will consist of grants of restricted stock. No shares issued under the Stock Plan, or any interest therein, will be transferrable by a participant, whether voluntarily or involuntarily, unless and until a liquidating distribution is made to the shareholders, except by will or by the laws of descent or distribution, and may not be subject to any voluntary or involuntary pledge, assignment, alienation, attachment, or similar encumbrance or transfer. All shares issued in connection with a grant will be subject to the terms, conditions, and restrictions set forth in the Company’s articles of organization, amended and restated limited liability company agreement, or other governing documents of the Company, as amended.

Vesting

Vesting of shares issued under the Stock Plan occurs (i) in equal one-third tranches on each of the first three anniversaries of the grant date, and (ii) at such time as a liquidating distribution is made to the shareholders of the Company, subject to acceleration upon a liquidating distribution. Unvested Stock Plan shares will be forfeited by a participant if such participant is no longer serving on the Board at or prior to such time that liquidating distributions are paid to the shareholders other than as a result of death, disability or failure to be reelected.

Amendments

The Board may amend, suspend or terminate the Stock Plan at any time, in its discretion, except that shareholder approval is required for any amendment that increases the number of shares available for grant, accelerates vesting or results in a material increase in benefits or a change in eligibility requirements.

Section 409A

Section 409A of the Internal Revenue Code applies to compensation that individuals earn in one year but that is not paid until a future year, referred to as non-qualified deferred compensation. Because the shares issuable under the Stock Plan will be deemed to be issued in the same year in which they are earned, the Stock Plan and the shares issuable thereunder are not subject to Section 409A.

The foregoing description of the Stock Plan does not purport to be complete and is qualified in its entirety by reference to the Stock Plan, a copy of which is attached as Appendix A to this proxy statement.

New Plan Benefits Table

On September 5, 2023, contingent on our shareholders approving the Stock Plan at the Annual Meeting, we granted our directors who are currently participants in the Bonus Plan, in exchange for the waiver of such directors’ benefits under the Bonus Plan, an aggregate of 91,628 restricted shares with one-third (1/3) of the shares of each award granted vesting on each annual anniversary of the grant for a three year period (the “Contingent Grant”). The Contingent Grant is intended to provide for better alignment of interests between the Stock Plan participants and shareholders.

The following table relates to the grants that will be made under the Stock Plan if the Stock Plan is approved by the shareholders:

Name and position	Dollar value ($)(1)	Number of Shares(2)
Paul L. Lamb, Director	$326,799.40	30,542
Ronald J. Macklin, Director	$217,873.40	20,362
Nader G.M. Salour, Director	$217,873.40	20,362
Richard B. Smith, Director	$217,873.40	20,362
All current executive officers as a group(3)	—	—
All current directors who are not executive officers as a group	$980,419.60	91,628
All employees, including all current officers who are not executive officers, as a group(3)	—	—

(1)	The dollar value was calculated by multiplying the number of shares from the adjacent column by $10.70, which was the closing price per share of the Company’s common shares on August 31, 2023.

(2)	This column corresponds to the number of shares subject to the Contingent Grant.

(3)

Only directors (who are participants in the Bonus Plan) will receive grants under the Stock Plan.  Executive Officers or other employees are not eligible to receive benefits under the Stock Plan and will remain in the Bonus Plan as amended.

Ratification and approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE STOCK PLAN. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

PROPOSAL 2: ELECTION OF DIRECTORS

The LLC Agreement provides that there shall be not fewer than three, nor more than seven, directors. It also provides that our Board be divided into three classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting our entire Board. Upon the expiration of the term of office for a class of directors, each nominee for that class will stand for election to a three-year term, each to serve until the election and qualification of his or her successor. At the Annual Meeting, two directors of the Company are to be elected to a three-year term, each to serve until his or her successor has been duly elected and qualified.

Our Board has nominated Jan H. Loeb and Nader G.M. Salour, each to serve a three-year term, upon the recommendation of our Nominating Committee. Messrs. Loeb and Salour are members of the Board, each with a term expiring at the Annual Meeting. As discussed below, Mr. Loeb was appointed to the Board on July 28, 2023 to fill the vacancy created by the resignation of Mr. Palmedo.

Your Board unanimously recommends that you vote “FOR” the election of each of Messrs. Loeb and Salour under Proposal 2 using the enclosed proxy card.

Each properly executed proxy card received will be voted in accordance with the instructions given thereon. If you are a shareholder of record and you sign your proxy card but give no instructions with respect to the voting of directors, the shares covered by the proxy card will be voted “FOR” the election of each of Messrs. Loeb and Salour as directors, each to serve a three-year term or until his or her successor has been duly elected and qualified. Each of the nominees has consented to serve as a nominee, and consented to serve, or continue to serve, as a director if elected. If you are a beneficial owner holding your shares in “street name” and you do not give voting instructions to your broker, bank or other nominee, that organization will leave your shares unvoted on this matter.

Should the nominees become unable or unwilling to accept a nomination for election, the persons named in the enclosed proxy card will vote for the election of a nominee designated by our Board, or alternatively, not vote for any nominee. As of the date of this proxy statement, we are not aware that either of the nominees is unable or will decline to serve as director if elected.

Nominees for Election

The following is a brief biography of the nominees for director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the Board, based on the recommendation of the Nominating Committee, to nominate those persons for director, as of the date of this proxy statement.

The Nominating Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that the nominees should continue to serve on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES—MESSRS. LOEB AND SALOUR—TO BE ELECTED AS DIRECTORS. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE FOR THE NOMINEES IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

Name & Principal Occupation or Employment	Age	First Became a Director[1]	Current Board Term Expires
Nominees for Election
Jan H. Loeb Managing Member, Leap Tide Capital Management LLC Director of the Company	64	2023	2023
Nader G.M. Salour Principal, Cypress Realty of Florida, LLC Director of the Company	64	2006	2023
Continuing Directors
Paul L. Lamb Partner of Lamb & Barnosky, LLP Chairman of the Board	78	1997	2025
Ronald J. Macklin Retired Director of the Company	61	2003	2024
Richard B. Smith Mayor of the Incorporated Village of Nissequogue Director of the Company	69	2002	2025

 1 Commencement dates refer to year in which each director other than Jan Loeb became a member of the board of directors of Gyrodyne Company of America, Inc., which on August 31, 2015 merged with Gyrodyne Special Distribution, LLC into the Company with the Company surviving the Merger. Effective with the Merger, all directors of Gyrodyne Company of America, Inc. continued as directors of the Company.

Jan H. Loeb was appointed to our Board in July 2023 pursuant to the terms of the Loeb Cooperation Agreement (as defined below) with Leap Tide Capital Management LLC (“Leap Tide”), a hedge fund manager. Mr. Loeb has more than forty years of business, money management and investment banking experience. He has been the Managing Member of Leap Tide since 2007. From 2005 to 2007, he served as the President of Leap Tide’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. He served as a Portfolio Manager of Chesapeake Partners, privately-owned hedge fund sponsor investing in the public equity and alternative investment markets, from February 2004 to January 2005. From January 2002 to December 2004, he served as Managing Director at Jefferies & Company, Inc., an American multinational independent investment bank and financial services company. From 1994 to 2001, he served as Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.), a boutique investment banking firm. He served as a Lead Director of American Pacific Corporation, a chemical manufacturing corporation, from July 8, 2013 to February 27, 2014, and also served as its Director from January 1997 to February 27, 2014. He served as an Independent Director of Pernix Therapeutics Holdings Inc. (formerly, Golf Trust of America, Inc.), a specialty pharmaceutical business, from 2006 to August 31, 2011. He served as a Director of aerospace and defense company TAT Technologies, Ltd. from August 2009 to December 21, 2016. He served as a Director of Keweenaw Land Association, Ltd., a subsurface mineral mining company, from December 2016 until May 2019. He has served as President, Executive Chairman and board member of Novelstem International Corp., a biotechnology company, since June 2018. He has served as Chairman of Newstem Ltd., a biopharmaceutical company since June 2018. He has served as President and CEO of Acorn Energy Corp., an energy utility company, since January 2016 and CEO of Omnimetrix, LLC, a subsidiary of Acorn Energy Corp., since December 2019. He currently serves as Chairman and Director of Agudath Israel of Baltimore, Inc., a nonprofit religious organization.

Our Board concluded that Mr. Loeb should serve as a director of the Company because of Mr. Loeb’s significant financial expertise, cultivated over more than forty years of business, money management and investment banking experience, together with a background in public company management and audit committee experience.

On July 26, 2023, the Company entered into a letter agreement (the “Loeb Cooperation Agreement”) with Leap Tide and Mr. Loeb (collectively with Leap Tide and its affiliates, the “Leap Tide Parties”) relating to, among other things, the composition of the Board. On July 28, 2023, the Board appointed Mr. Loeb to the Board to fill the vacancy on the Board created by Mr. Palmedo’s resignation. Pursuant to the Loeb Cooperation Agreement, the Company agreed to appoint Mr. Loeb to the Board to serve in the class of directors up for election at the Company’s Annual Meeting, and to nominate Mr. Loeb to stand for election at the Annual Meeting. Until the later of the conclusion of the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”) or when Mr. Loeb is no longer serving on the Board, the Leap Tide Parties have agreed to certain customary standstill provisions and a commitment to vote all shares of the Company beneficially owned by them in favor of the Board’s slate of directors and otherwise in accordance with the Board’s recommendations with respect to other properly vetted proposals.

The foregoing description of the Loeb Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Loeb Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2023.

Except as disclosed above, there are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected as a director or nominee.

Nader G.M. Salour was appointed to our Board in October 2006 and then elected by the shareholders at the Company’s 2006 annual meeting of shareholders. Mr. Salour has been a Principal of real estate agency Cypress Realty of Florida since 2000. He served as President of Abacoa Development Company, a real estate developer, from June 1996 to June 2006, and has served as a Director of Abacoa Partnership for Community, a non-profit foundation, since December 1997. He also served as a Director of the Economic Council of Palm Beach County, a non-profit, non-partisan organization that supports an open and collaborative relationship between the public and private sectors in Palm Beach County, from 2004 to 2016.

Our Board concluded that Mr. Salour should serve as a director of the Company because of his extensive experience in the real estate industry, including development, construction, project analysis and financing.

Paul L. Lamb has been a director since 1997 and became Chairman of our Board on March 14, 1999. He is a founding partner in the law firm Lamb & Barnosky, LLP, where he has practiced law since 1984. Mr. Lamb also serves as the Chairman of the Board of The Atelier at Flowerfield, Inc., a not-for-profit classical art school (since its formation in 2016), as President of The Apes Hill Benevolent Society Inc., a not-for-profit company incorporated under the laws of Barbados, and as a director of 444 E. 57th Street Condominium. Mr. Lamb is the former President of the Suffolk County Bar Association and formerly the Dean of the Suffolk Academy of Law. He earned a B.A. from Tulane University, a J.D. from the University of Kentucky and an LL.M. from the University of London, England.

Our Board concluded that Mr. Lamb should serve as a director of the Company because he is an experienced attorney in all phases of finance and real estate development, which skill set brings extraordinary value in light of the Company’s business and structure.

Richard B. Smith was appointed to our Board in November 2002 and then elected by the shareholders at the Company’s 2003 annual meeting of shareholders. Mr. Smith was a Vice President in the Commercial Banking Division of the First National Bank of Long Island, a one-bank holding company, from February 2006 through December 2018. He previously served as Senior Vice President for Private Banking at Suffolk County National Bank from May 2000 to February 2005. Previously, he worked for ten years at Key Bank (Dime Savings Bank) and for three years at L.I. Trust/Apple Bank. He earned an MBA in Finance from SUNY Albany in 1983. Mr. Smith serves as the Mayor of the Incorporated Village of Nissequogue and as a Trustee of the Smithtown Historical Society. He is also a former Trustee for St. Catherine’s Medical Center in Smithtown, New York.

Our Board concluded that Mr. Smith should serve as a director of the Company because of his background in both the Long Island financial sector and his role in, and experience with, local government issues and zoning matters.

Ronald J. Macklin was appointed to our Board in June 2003 and then elected by the shareholders at the Company’s 2003 annual meeting of shareholders. Mr. Macklin served from 2015 through April 2019 as Senior Vice President and U.S. General Counsel for National Grid plc, a British multinational electricity and gas utility company, and formerly KeySpan Corporate Services, a distributor of natural gas, where he held various positions within the Office of General Counsel from 1991 until 2016.  Previously, Mr. Macklin was associated with the law firms of Rosenman & Colin and Cullen & Dykman. He earned a B.A. degree from Stony Brook University and a Juris Doctorate from Union University’s Albany Law School.

Our Board concluded that Mr. Macklin should serve as a director of the Company because of his legal and financial management expertise, which includes his legal experience in corporate transactions, real estate matters, litigation, compliance and business ethics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2022, there were no equity compensation plans under which securities of the Company were authorized for issuance.

The following table sets forth certain information as of August 31, 2023, regarding the beneficial ownership of the Company’s common shares of limited liability company interests by (i) each person who the Company believes to be the beneficial owner of more than 5% of its outstanding common shares of limited liability company interests, (ii) each present director, (iii) each person listed in the Summary Compensation Table under “Executive Compensation,” and (iv) all the Company’s present executive officers and directors as a group.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)	Percent of Class (2)

Gabelli Funds, LLC One Corporate Center Rye, New York 10580	285,672 (3)	19.3

TowerView LLC 460 Park Avenue New York, New York 10022	155,152 (4)	10.5

Grantham, Mayo, Van Otterloo & Co. LLC 40 Rowes Wharf Boston, Massachusetts 02110	119,248 (5)	8.0

Neil Subin MILFAM LLC 3300 South Dixie Highway, Suite 1-365 West Palm Beach, Florida 33405	113,557 (6)	7.7

Star Equity Fund LP 53 Forest Avenue, Suite 101 Old Greenwich, Connecticut 06870	99,360 (7)	6.7

Jan H. Loeb One Flowerfield, Suite 24 St. James, New York 11780	66,000 (8)	4.5

Paul L. Lamb One Flowerfield, Suite 24 St. James, New York 11780	37,259 (9)	2.5

Nader G.M. Salour One Flowerfield, Suite 24 St. James, New York 11780	3,866	*

Richard B. Smith One Flowerfield, Suite 24 St. James, New York 11780	862	*

Ronald J. Macklin One Flowerfield, Suite 24 St. James, New York 11780	1,381	*

Peter Pitsiokos One Flowerfield, Suite 24 St. James, New York 11780	0	*

Gary J. Fitlin One Flowerfield, Suite 24 St. James, New York 11780	0	*

All executive officers and directors as a group (7 persons)	109,368	7.4

*Represents less than 1%.

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power. Except as indicated, the beneficial owner has not pledged as security, or has any rights to acquire beneficial ownership of, any securities of the Company.

(2) The percent of class is calculated on the basis of the number of shares outstanding, which is 1,482,680 as of August 31, 2023.

(3) On August 18, 2023, Gabelli Funds, LLC (“Gabelli Funds”) filed Amendment No. 10 to its Schedule 13D with the SEC stating that GAMCO Asset Management Inc. (“GAMCO”), a group of investment funds, beneficially owns an aggregate of 285,672 common shares of limited liability company interests. Gabelli Funds has the sole power to vote, or direct the vote, and the sole power to dispose of, or direct the disposition of, 149,037 common shares of limited liability company interests. GAMCO has the sole power to vote, or direct the vote, and the sole power to dispose of, or direct the disposition of, 6,304 common shares of limited liability company interests. Teton Advisors, Inc. has the sole power to vote, or direct the vote, and the sole power to dispose of, or direct the disposition of, 19,040 common shares of limited liability company interests. Gabelli & Company Investment Advisers, Inc. has the sole power to vote, or direct the vote, and the sole power to dispose of, or direct the disposition of, 110,691 common shares of limited liability company interests. Associated Capital Group, Inc. has the sole power to vote, or direct the vote, and the sole power to dispose of, or direct the disposition of, 600 common shares of limited liability company interests. Mario Gabelli is deemed to directly or indirectly control these entities through his ownership interests. Associated Capital Group, Inc., GAMCO Investors, Inc. and GGCP, Inc. are deemed to have beneficial ownership of these securities by each of the reporting persons, other than Mr. Gabelli and the Gabelli Foundation, Inc.

(4) On May 25, 2023, TowerView LLC filed Amendment No. 9 to its Schedule 13G with the SEC stating it has the power to vote, or direct the vote, and has power to dispose of, or direct the disposition, of 155,152 common shares of limited liability company interests.

(5) On February 13, 2023, Grantham, Mayo, Van Otterloo & Co. LLC filed a Schedule 13G with the SEC stating that it has the power to vote, or direct the vote, and the power to dispose of, or direct the disposition of, 119,248 common shares of limited liability company interests.

(6) On August 20, 2020, Neil Subin filed a Schedule 13G with the SEC stating that he has the power to vote or direct the vote and has power to dispose of or direct the disposition of 113,557 common shares of limited liability company interests.

(7) On June 21, 2023, Star Equity filed Amendment No. 4 to its Schedule 13D with the SEC stating that each reporting person, with the exception of Ms. Bible and Mr. Sullivan, has the power to vote, or direct the vote, and power to dispose of, or direct the disposition of, 99,360 common shares of limited liability company interests.

(8) On August 14, 2023, Mr. Loeb filed a Form 3 with the SEC reporting beneficial ownership of 66,000 common shares of limited liability company interests.

(9) Includes 4,368 shares held by Lamb & Barnosky, LLP Profit Sharing Trust and 32,891 shares in an Individual Retirement Account. Mr. Lamb is a trustee of the Profit-Sharing Trust.

INFORMATION ABOUT YOUR BOARD OF DIRECTORS AND MANAGEMENT

Board Meeting Attendance

There were ten regular and special Board meetings during the fiscal year ended December 31, 2022. Each director attended at least 75% of the aggregate of the total number of meetings of our Board and meetings held by all committees of our Board on which such director served during the fiscal year ended December 31, 2022.

Independence

Each of the members of, and our nominees for election to, our Board are independent directors as defined by the listing requirements of Nasdaq. The directors deemed to be independent under the independence standards of Nasdaq are Messrs. Lamb, Loeb, Macklin, Salour and Smith.

Committees

Our Board has established the following committees:

Audit Committee. The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and its current members are Messrs. Smith (Chairman) and Macklin. Phil Palmedo was a member of the Audit Committee until his retirement as of July 28, 2023. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, and the Board intends to appoint a third member to the Audit Committee as soon as possible. The Audit Committee meets with the Company’s independent auditors and management quarterly to review financial results, audited and unaudited financial statements (as the case may be), internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company’s independent auditors, approves services to be provided by the independent registered public accounting firm and evaluates the possible effect the performance of such services will have on the accountants’ independence. The Company has adopted a written charter for the Audit Committee, which is available on the Company’s website, http://www.gyrodyne.com. All of the members of the Audit Committee are independent directors as defined by the listing requirements of Nasdaq. The Audit Committee met four times during the fiscal year ended December 31, 2022. All members of the Audit Committee are “financially literate” within the meaning of SEC regulations and Nasdaq rules. Our Board has determined that at least one member, Mr. Smith, qualifies as an “audit committee financial expert” as a result of his extensive experience in the banking industry.

Compensation Committee. The Compensation Committee of the Board consists of Messrs. Lamb (Chairman), Macklin, Palmedo (resigned effective July 28, 2023), Salour and Smith, all of whom our Board has determined are independent pursuant to the listing requirements of Nasdaq. The Compensation Committee has a written charter, which is available on the Company’s website, http://www.gyrodyne.com. The Compensation Committee oversees and administers the Company’s executive compensation programs and is therefore responsible for establishing guidelines and making recommendations for all compensation paid to executive officers and directors. The Compensation Committee also negotiates the terms of all employment arrangements with executive officers which may include compensation arrangements designed to reward management for achieving certain performance goals and which are revisited on an as needed basis. The Compensation Committee met one time during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, the members of the Compensation Committee were Mr. Lamb (Chairman), Elliot H. Levine (resigned from the Board effective March 28, 2022) and Messrs. Macklin, Palmedo, Salour and Smith. Mr. Palmedo retired effective July 28, 2023. The Company’s current compensation program for executives is intended to motivate and retain key executives to manage the business affairs of the Company in the best interests of the Company and its shareholders. Following the consummation of the Merger on August 31, 2015, the overriding objective of the Company’s executive compensation program is to incentivize management to carry out the Company’s plan to pursue zoning and/or entitlement opportunities intended to increase the values of our remaining major properties so that they can be sold at higher prices than otherwise possible, thereby maximizing distributions to our shareholders during the liquidation process within a reasonable period of time and then dissolving the Company.

Nominating Committee. The Nominating Committee consists entirely of non-employee directors and recommends guidelines to our Board regarding the size and composition of our Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in this proxy statement and recommends candidates for vacancies which may occur. The Nominating Committee has a written charter, which is available on the Company’s website, http://www.gyrodyne.com. Each member of the Nominating Committee is an independent director as defined by the listing standards of Nasdaq. The Nominating Committee will accept for consideration shareholders’ nominations for directors if made in writing and otherwise in accordance with the procedures set forth in Section 5.14 of the LLC Agreement. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Nominating Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Corporate Secretary of the Company at the Company’s headquarters and must be received no later than the deadline for submissions of shareholders’ proposals in order to be considered for the next annual election of directors.

The Nominating Committee believes that having directors with relevant experience in business and industry is beneficial and the Nominating Committee seeks to monitor the skills and experience of the Company’s directors. Our Board does not have a formal policy with respect to diversity. The Company values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities, time availability and diversity. All identified candidates, including shareholder-proposed candidates, are evaluated by the Nominating Committee using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time to time. The Company typically engages the services of third parties to perform background examinations of potential nominees, for which the Company pays a fee, in order to assist the Nominating Committee in its evaluation.

The Nominating Committee met twice during the fiscal year ended December 31, 2021, and its members currently are Ronald Macklin (Chairman) and Richard Smith.

Investment Committee. The Investment Committee currently consists of Richard B. Smith and Nader G.M. Salour, both of whom are non-employee directors. Philip F. Palmedo was a member and the Chairman of the Investment Committee during 2023 until his retirement from the Board in July 2023. The Investment Committee met one time during the fiscal year ended December 31, 2022. The investment committee oversees the process of pursuing our plan of liquidation, pursuant to which we intend to pursue zoning and/or entitlement opportunities intended to increase the values of our two remaining major properties so that they can be sold at higher prices than otherwise possible, thereby maximizing distributions to our shareholders during the liquidation process within a reasonable period of time and then dissolving the Company. An additional function of the Investment Committee is to screen management recommendations with respect to the sale of assets and present recommendations to the full Board for approval.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Material Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Involvement in Certain Legal Proceedings

There is no event that occurred during the past ten years with respect to any of our directors, director nominees or executive officers that is required to be described under Item 401(f) of Regulation S-K.

Shareholder Communications with Your Board

Our Board does not currently provide a process for shareholders to send communications to our Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that shareholders can effectively communicate with the Company by contacting Gary J. Fitlin, President, Chief Executive Officer and Chief Financial Officer and Treasurer of the Company, through either regular mail, telephone, email or in person. Shareholders also have meaningful access to our Board through the shareholder proposal process, which is described below in “Shareholder Proposals for the 2024 Annual Meeting”.

Code of Business Conduct and Ethics and Insider Trading Policy

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available at our website at http://www.gyrodyne.com (click “Investor Relations”). We expect that any amendments to the code of business conduct and ethics, or any waivers of its requirement, will be disclosed on our website.

In May 2004, our Board adopted a securities trading policy for the Company which was amended in 2007. Among other customary provisions, our securities trading policy provides for designated blackout periods during which no Company officers, directors or employees may trade in the Company’s securities, as well as a requirement that all Company officers and directors seek pre-clearance from the Company’s compliance officer prior to any proposed trade in Company securities to determine if it raises insider trading concerns or other concerns under the federal or state securities laws and regulations.

Hedging Policy

The Company’s securities trading policy (described above) prohibits Company officers and directors from engaging in hedging or monetization transactions involving the Company's securities.

Board Leadership Structure and Oversight of Risk Management

The current leadership structure of our Board reflects a separation of the roles of chairman and principal executive officer. This leadership structure is intended to provide our Board with an appropriate level of independence from management and encourage a high degree of autonomy within our Board. Our Board, as a whole and through its committees, oversees the Company’s risk management process, including operational, financial, legal, and strategic risks. The Audit Committee assists our Board in the oversight of the risk management process. In addition, our Board is guided by management presentations at meetings of our Board and throughout the fiscal year that serve to provide visibility to Our Board about the identification, evaluation and management of risks the Company is facing as well as how to mitigate such risks.

Attendance Policy for Directors at Annual Shareholder Meetings

The Company encourages, but does not require, all of its directors to attend annual shareholders meetings of the Company. At the annual meeting of the Company’s shareholders in 2022, all five directors were in attendance, and in 2021, all six directors were in attendance.

Diversity Matrices

In compliance with Nasdaq Rules 5605(f) and 5606, the Board has self-reported the diversity characteristics summarized in the table below.

Board Diversity Matrix (as of September 8, 2023)
Total Number of Directors	5
	Female	Male	Nonbinary	Did Not Disclose Gender
Part I: Gender Identity	—	5	—
	White			Did Not Disclose Demographic Background
Part II: Demographic Background	5

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that might incorporate future filings or this proxy statement, this Report of the Audit Committee of our Board does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company’s other filings under the Exchange Act, except to the extent that we specifically incorporate this Report by reference in such other filings. Pursuant to rules of the SEC and Financial Industry Regulatory Authority, the Audit Committee of the Company has issued the following report and affirmed that:

(i)  We have reviewed and discussed with management the audited financial statements for fiscal year ended December 31, 2022.

(ii)  The Company’s independent registered public accounting firm has discussed with the Audit Committee the results of the audit of the Company’s financial statements and have represented to the Audit Committee that their presentations include all matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees,” and Rule 2-07 of Regulation S-X and the SEC. The Audit Committee has met (in person or telephonically) with our independent registered public accounting firm, Baker Tilly, with and without management present, to discuss the overall scope of Baker Tilly’s audit, the results of its examination, and the overall quality of the Company’s financial reporting as well as its internal control over financial reporting. The Company’s management assessed the effectiveness of its system of internal control over financial reporting as of December 31, 2022. The Audit Committee has reviewed and discussed the audited financial statements and effectiveness of internal control over financial reporting with management, and management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the U.S. and that the internal control over financial reporting was effective.

(iii)  We have received from the Company’s independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and we have discussed with the independent registered public accounting firm its independence with respect to the Company.

(iv)  Based on the review and discussions referred to above, we recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Audit Committee

Richard B. Smith (Chairman)

Ronald J. Macklin

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS

Gary J. Fitlin, age 58, joined the Company in October 2009 as its Chief Financial Officer and Treasurer. From August 2012 through February 24, 2013, Mr. Fitlin served as interim President and Chief Executive Officer following the resignation of Stephen V. Maroney in August 2012. Following the separation of Frederick C. Braun III (President and Chief Executive Officer from February 2013 through April 2017) from the Company, the Board appointed Gary J. Fitlin as President and Chief Executive Officer effective May 1, 2017. Prior to joining the Company, he was Director of Accounting Implementation for Lexington Realty Trust, a publicly traded real estate investment trust on the NYSE, from July 2006 to March 2008, where he was responsible for mergers and acquisitions. Prior to that, Mr. Fitlin served as Vice President and Corporate Controller for Source Media (f/k/a Thomson Media), a publisher and software solution provider, from June 2005 to July 2006, where he was responsible for global accounting, management reporting, tax compliance and planning, financial systems, risk management and contract administration. Prior to that, he served as a senior financial officer for various publicly traded companies where he was responsible for mergers and acquisitions, global accounting, management reporting, tax compliance and planning, financial systems, risk management and contract administration. Mr. Fitlin also serves as chairman of the CEO Leadership Committee for Stony Brook University. He is a Certified Public Accountant, an alumnus of accounting firm Arthur Andersen & Co., and earned a BS degree in Accounting and Economics from the State University of New York at Oswego.

Peter Pitsiokos, age 63, joined the Company in July 1992 as its Assistant Secretary and served as its General Counsel from 1992-2004. He has been the Company’s Executive Vice President, Chief Operating Officer and Chief Compliance Officer since 2004. He has also been Corporate Secretary of the Company for over fifteen years. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven. He is a former trustee of the Three Village Central School District in Setauket, New York. Mr. Pitsiokos also maintained a private law practice in which he represented several national and local owners, managers and developers of real estate. He earned a law degree from Villanova University and a BA degree from Stony Brook University.

EXECUTIVE COMPENSATION

Executive Summary

The following table sets forth the total compensation awarded to, earned by or paid to each of the following persons (collectively referred to as the “named executive officers”) for services rendered during the years ended December 31, 2022 and 2021:

(a)	our principal executive officers; and

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2022 and 2021.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Gary J. Fitlin	2022	250,000	10,000	-		-	-	-	260,000
President, Chief Executive Officer and Chief Financial Officer and Treasurer	2021	250,000	-	-	-	-	-	-	250,000

Peter Pitsiokos	2022	200,000	10,000	-		-	-	-	210,000
Executive Vice President, Chief Operating Officer and Chief Compliance Officer	2021	200,000	-	-	-	-	-	-	200,000

The Company has concluded that aggregate amounts of prerequisites and other personal benefits, securities or property to any of the current executives does not exceed $10,000 and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Employment Agreements

On May 17, 2013, the Company entered into a new employment agreement with Gary J. Fitlin (the “Employment Agreement”) dated May 15, 2013 and effective April 1, 2013, pursuant to which Mr. Fitlin continued to serve as President and Chief Executive Officer and as Senior Vice President and Chief Financial Officer. Pursuant to the Employment Agreement, Mr. Fitlin earns a base salary at the rate of $250,000 per year plus a discretionary bonus, as determined and approved by the Board based upon the profitability and/or performance of the Company. Additionally, Mr. Fitlin is entitled to a bonus equal to $125,000 if he is employed by the Company as of the effective date of a change-in control (the “Change-in-Control Bonus”). The Employment Agreement defines a change-in-control as the first to occur of a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as each such term is defined under Section 409A of the Internal Revenue Code (the “Code”). Pursuant to the terms of the Employment Agreement, there is no required minimum period of employment, and either the Company or Mr. Fitlin may terminate at any time, with or without cause. If Mr. Fitlin is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him (i) the pro rata share of his base salary through those 60 days, (ii) the Change-in-Control Bonus, and (iii) severance pay equal to six months’ base salary from the date of termination. If Mr. Fitlin is terminated for cause (as defined in the Employment Agreement), he will be paid the pro rata share of his base salary through the date of termination. Mr. Fitlin may also terminate upon 60 days’ prior written notice. The foregoing description of the Employment Agreement is only a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to that agreement. A copy of the Employment Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K on May 23, 2013.

On May 8, 2014, the Company entered into a new employment agreement with Peter Pitsiokos effective May 15, 2014, pursuant to which Mr. Pitsiokos continues to serve as Executive Vice-President, Chief Operating Officer, Chief Compliance Officer and Corporate Secretary. Pursuant to the agreement, Mr. Pitsiokos earns a base salary at the rate of $200,000 per year plus a discretionary bonus, as determined and approved by the Board based upon the profitability and/or performance of the Company. There is no required minimum period of employment, and either the Company or Mr. Pitsiokos may terminate at any time, with or without cause. If Mr. Pitsiokos is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him the pro rata share of his base salary through those 60 days and severance pay equal to six months’ base salary from the date of termination. On January 25, 2018, the Company entered into an amendment to the employment agreement with Mr. Pitsiokos effective January 25, 2018, to define with greater specificity Mr. Pitsiokos’ duties and responsibilities with respect to the Company’s properties.

Outstanding Equity Awards at Fiscal Year End

As of the year ended December 31, 2022, there were no unexercised options and/or stock that has not vested or equity incentive plan awards held by any of the Company’s named executive officers.

Severance and Change-in-Control Benefits

Pursuant to the Employment Agreement with Mr. Fitlin, Mr. Fitlin earns a Change-in-Control Bonus equal to $125,000 if he is employed by the Company as of the effective date of a change-in-control. The Employment Agreement defines a change-in-control as the first to occur of a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as each such term is defined under Section 409A of the Code. Pursuant to the terms of the Employment Agreements, there is no required minimum period of employment, and either the Company or the executive may terminate at any time, with or without cause. If the executive is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him (i) the pro rata share of his base salary through those 60 days, (ii) the Change-in-Control Bonus, and (iii) severance pay equal to six months’ base salary from the date of termination. If the executive is terminated for cause (as defined in the Employment Agreements), he will be paid the pro rata share of his base salary through the date of termination. Each of the executives may also terminate upon 60 days’ prior written notice.

Pursuant to the employment agreement with Mr. Pitsiokos, Mr. Pitsiokos may be terminated at any time, with or without cause. If Mr. Pitsiokos is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him the pro rata share of his base salary through those 60 days and severance pay equal to six months’ base salary from the date of termination.

Bonus Plan

In May 2014, the Board approved the Bonus Plan designed to recognize the nature and scope of the responsibilities of our directors, executives and employees related to the Company’s strategic plan to enhance property values, liquidate and dissolve, to reward and incent performance in connection therewith, to align the interests of directors, executives and employees with our shareholders and to retain such persons for the duration of the strategic plan. As originally structured, the Bonus Plan provided for benefits to employees and directors.

On September 5, 2023, following an extended period of engagement with our shareholders during which we met with shareholders holding in the aggregate over 60% of our outstanding shares and the Company received significant shareholder feedback regarding the Company’s incentive compensation program, the Board approved Amendment No. 5 to the Bonus Plan to reflect such shareholder feedback and create better alignment of interests between the Bonus Plan participants and all shareholders. Also as a result of such shareholder engagement and feedback, the Board on September 5, 2023 approved the adoption of the Stock Plan, pursuant to which the current director participants in the Bonus Plan have agreed to waive their benefits thereunder, which they agreed to reduce by $579,328, in exchange for an equivalent value of shares issuable under the Stock Plan, subject to shareholder approval of the Stock Plan. See, “DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING- Proposal 1: RATIFICATION AND APPROVAL OF THE STOCK PLAN” in this proxy statement.

If the shareholders do not approve the Stock Plan at the Annual Meeting, the director participants in the Bonus Plan will remain participants in the Bonus Plan, subject to changes in the Bonus Plan set forth in Amendment No. 5 thereto which are described below. A copy of Amendment No. 5 to the Bonus Plan will be includedis attached as an exhibit to the Company’s Current Report on Form 8-K to be filed by the Company with the SEC on September 11, 2023.

Major Changes in the Bonus Plan to Improve Alignment with all Shareholders

On September 5, 2023, in response to valuable shareholder input resulting from the Company’s process of shareholder engagement, the Board approved significant changes to the Bonus Plan through Amendment No. 5 to better align the interests of participants with those of all shareholders, including:

●

Waiver of plan benefits by directors: Director participants have agreed to waive all Bonus Plan benefits in exchange for equivalent value of shares issuable under the Stock Plan, subject to shareholder approval. If the Stock Plan is approved, all benefits so waived by the director participants will be deemed void and not reallocated to any other participants in the Bonus Plan.

●	Aggregate of $1,716,436 shifting back to the Company, consisting of:

●

$1,137,108 forfeited by retired directors: Prior to Amendment No. 5, the Bonus Plan provided that Bonus Plan benefits forfeited by retired director participants would be re-allocated among the remaining director participants pro rata. Nevertheless, under Amendment No. 5, such forfeited Bonus Plan benefits in the estimated amount of $1,137,108 have been removed from the pool and returned to the Company, irrespective of whether or not the shareholders approve the Stock Plan; and

●

$579,328 in reduced benefits if shareholders approve the Stock Plan: The director participants in the Bonus Plan have agreed that, contingent upon the Stock Plan being approved by the shareholders and prior to the exchange by such participants of Bonus Plan benefits for shares under the Stock Plan, their Bonus Plan benefits will be reduced by $579,328 from $2,558,493 to $1,979,165, a 22.6% reduction in benefits.

●	Bonus rate: Bonus rate on property sale proceeds changed as follows:
●	For employees: 4.12% on up to $50,985,000 of net proceeds (net of commissions); 6.72% for incremental net sales above $50,985,000.
●	For directors (assuming shareholders do not approve the Stock Plan): 5.30% of net proceeds (net of commissions).

●

Delayed vesting: An employee participant will only vest in plan benefits triggered by property sales if he or she remains continuously employed through both the date of closing and the date of the Board’s irrevocable determination of a shareholder distribution; if employment terminates by death, disability or voluntary termination following substantial reduction in compensation (assuming no “cause” grounds for involuntary termination), however, the employee participant remains entitled to benefits only with respect to any property sales occurring within three years and yielding an internal rate of return of at least 4%.

●

Benefits generally not payable until shareholders paid: Benefits not payable until liquidating cash distributions are paid to shareholders, except that employee participants will receive early payments if the cumulative amounts credited to the bonus pool bookkeeping account for employee participants equals or exceeds $500,000.

●	Early sale incentive: If any property is sold on or before June 30, 2024, the bonus pool for employee participants will be funded with additional 1% of net sale price.

●

Removal of price floor: Price floor hurdle for the sale of properties has been removed for all participants to eliminate the perception of any perverse incentive to avoid particular property sales that may not exceed the floor but which otherwise may be in the best interests of shareholders.

The following tables set forth the pre- and post-Amendment No. 5 allocations to Bonus Plan participants, assuming in the alternative that (i) the shareholders approve the Stock Plan (in which case director participants will exchange their Bonus Plan benefits for shares under the Stock Plan), and (ii) the shareholders do not approve the Stock Plan (in which case director participants will remain as participants in the Bonus Plan and will not exchange their Bonus Plan benefits for shares under the Stock Plan):

If Shareholders approve the Stock Plan:

Board Members/Employees	Bonus Pool Percentage
Directors	0% (previously 65%)
Subtotal	0.00%

Employees
Gary Fitlin	44.211% (previously 15.474%)
Peter Pitsiokos	39.789% (previously 13.926%)
Officer Discretionary Amount	5.000% (previously 1.75%)
Patricia Lara	2.143% (previously 0.75%)
Dawn Ibraham	8.857% (previously 3.10%)
Subtotal	100% (previously 35.000%)

Total	100.00%

If Shareholders do not approve the Stock Plan:

Board Members/Employees	Bonus Pool Percentage
Board Members
Paul Lamb, Chairman	18.75%
Richard Smith	12.50%
Ronald Macklin	12.50%
Nader Salour	12.50%

Subtotal	56.25%

Employees
Gary Fitlin	19.3425%
Peter Pitsiokos	17.4075%
Patricia Lara	0.9375%
Dawn Ibraham	3.875%
Officer Discretionary Amount	2.1875%

Subtotal	43.75%

Total	100.00%

There were no payments made under the Bonus Plan during 2022 or 2021.

Deferred Compensation Plan

On December 6, 2019, the Board approved the Gyrodyne, LLC Nonqualified Deferred Compensation Plan for Employees and Directors (the “DCP”) effective as of January 1, 2020. The plan is a nonqualified deferred compensation plan maintained for officers and directors of the Company. Under the DCP, officers and directors may elect to defer a portion of their compensation to the DCP and receive interest on such deferred payments at a fixed rate of 5%. All DCP benefits will be paid in a single lump sum cash payment on December 15, 2026, unless a plan of liquidation is established for the Company before such distribution date in which case all benefits will be paid in a single lump sum cash payment after execution of an amendment to terminate the DCP. Each of the directors who was serving as a member of the Board on the DCP approval date of December 6, 2019, and one board adviser, elected (under the DCP) to defer 100% of their fees for 2020, 2021, 2022 and 2023. The foregoing description of the DCP does not purport to be complete and is qualified in its entirety by reference to the full text of the DCP, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2019.

Pay Versus Performance Disclosure

The following section has been prepared in accordance with pay versus performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Shareholders should refer to our compensation philosophy discussion and analysis in this proxy statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers (as determined pursuant to SEC rules), our total shareholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the pay versus performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

Year	SCT Total for the Principal Executive Officer (“PEO”)(1)	CAP to PEO(2)	Average SCT Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Change in Net Assets (6)
2022	$260,000	$260,000	$210,000	$210,000	$49.85	$7,339,729
2021	$250,000	$250,000	$200,000	$200,000	$70.77	$539,826

(1)	Gary Fitlin was the PEO for each of the years ended December 31, 2022 and 2021. For additional information, see “Executive Compensation-Summary Compensation Table.”
(2)	There are no adjustments to report in the SCT for the PEO Named Executive Officer or for the non-PEO Named Executive Officer in calculating the CAP.
(3)	Peter Pitsiokos was the Non-PEO Named Executive Officer for each of the years ended December 31, 2022 and 2021.
(4)	There are no adjustments to report in the SCT for the PEO Named Executive Officer or for the non-PEO Named Executive Officer in calculating the CAP.
(5)	The Company’s cumulative TSR assumes $100 was invested in the Company for the period starting December 31, 2020 through the end of each listed year. We did not pay dividends during the period.
(6)

SEC rules require that the mandated pay versus performance table provide net income data. However, effective September 1, 2015, the Company adopted the liquidation basis of accounting, under which the consolidated balance sheet and consolidated statements of operations, equity, comprehensive income and cash flows are no longer presented. Rather, the consolidated statements of net assets and changes in net assets are the principal financial statements presented under the liquidation basis of accounting.

We do not utilize TSR or net income (loss) as performance measures in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance as described in the Executive Compensation section of this proxy statement. The objectives against which the annual performance of our executive officers are measured are set to increase shareholder value.

COMPENSATION OF DIRECTORS

Each member of the Board is entitled to receive an annual director fee of $42,000 per year (which includes attendance at Board meetings and committee meetings). In addition to the annual director fee, the Chairman also receives a Chairman’s fee of $78,000 per year for a total fee (director’s fee plus Chairman’s fee) payable of $120,000 per year.

The following table shows the compensation earned by or paid in cash to each of the Company’s non-officer directors for the year ended December 31, 2022:

Name (a)	Fees earned or paid in cash (b)	Stock awards (c)	Option awards (d)	Non-equity incentive plan compensation (e)	Nonqualified deferred compensation earnings (f)	All other compensation (g)	Total (h)

Paul L. Lamb	$120,000	$-	$-	$-	$-	$-	$120,000

Philip F. Palmedo[2]	42,000	-	-	-	-	-	42,000

Elliot H. Levine[1]	10,500	-	-	-	-	-	10,500

Richard B. Smith	42,000	-	-	-	-	-	42,000

Ronald J. Macklin	42,000	-	-	-	-	-	42,000

Nader G.M. Salour	42,000	-	-	-	-	-	42,000

Total	$298,500	$-	$-	$-	$-	$-	$298,500

1 Mr. Levine resigned from the Board, effective March 28, 2022. On March 27, 2022, the Board agreed to reduce the number of seats on the Board from six to five.

2 Mr. Palmedo resigned from the Board, effective July 28, 2023. On the same say, the Board appointed Jan Loeb as a director to fill the vacancy created by the resignation of Mr. Palmedo.

Members of the Board other than Jan Loeb are participants in the Bonus Plan, described above under “Executive Compensation - Bonus Plan”, which provides for bonuses based on net sales proceeds (gross real estate sales proceeds less commissions). There were no payments made under the Bonus Plan during 2022. If the shareholders approve the Stock Plan at the Annual Meeting, the directors will waive their benefits under the Bonus Plan in exchange for Company shares of equal value under the Stock Plan.

On December 6, 2019, the Board approved the DCP effective as of January 1, 2020, the full text of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2019. See “Executive Compensation - Deferred Compensation Plan,” above. All directors who were Board members on the DCP approval date of December 6, 2019 elected (under the DCP) to defer 100% of their director fees for 2020, 2021, 2022 and 2023. As of December 31, 2022, directors and one board adviser have deferred an aggregate of $1,065,971 (including interest) and have committed to an additional deferral of $200,500, plus interest, through 2023.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

Except as set forth below, there were no transactions in effect since January 1, 2021 (the beginning of the fiscal year preceding the Company’s last fiscal year) or currently proposed in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the Company’s total assets at the end of the last two completed fiscal years, and in which any related person (as such term is defined in Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest.

Indemnification Agreements

The Company has entered into indemnification agreements with our directors that provide, among other things, that we will indemnify such directors, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements the director may be required to pay in actions or proceedings which the director is or may be made a party by reason of his or her position as a director of the Company, and otherwise to the fullest extent permitted under New York law and our Amended and Restated Limited Liability Company Agreement.

Lease with Not-for-Profit

The Company has entered into various leasing arrangements with a not-for-profit organization of which the Company’s Chairman, Paul Lamb, serves as Chairman and a director but receives no compensation or any other financial benefit.

In March 2022, a Consolidated Lease Agreement was signed between the Company and the not-for-profit organization that extended the lease to December 2027. It also changed some terms of the original leases including rent on the master lease suite, 3% escalators and agreements on work to be done by the Company and the tenant. The signed Consolidated Lease Agreement reflects a below market lease of $8,829 annually and $44,144 during the extended period. A summary of the additional rent under the new arrangement is as follows:

Term	Square Feet	Annual Rent	Total Commitment (excluding renewal options)
April 2022—Dec 2027	6,006	$51,051	$317,455

During the twelve months ended December 31, 2022 and 2021, the Company received rental revenue of $47,190 and $35,607, respectively.

The independent members of the Board of the Company approved all of the leasing transaction described above.

The Chairman is also a partner of the firm Lamb & Barnosky, LLP that provided pro bono legal representation to the aforementioned not-for-profit corporation on the lease.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote whether to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our executive compensation program is appropriately designed and responsible in that it is designed to promote the Company’s strategic plan without encouraging our executives to assume excessive risks. Our Compensation Committee believes that the Company’s executive compensation program must be tailored to meet the demands of the Company’s strategic plan to pursue zoning and/or entitlement opportunities intended to increase the values of our two remaining major properties so that they can be sold to a developer at higher prices than otherwise possible, thereby maximizing distributions to our shareholders during the liquidation process within a reasonable period of time and then dissolving the Company.

The Compensation Committee believes the Company’s executive compensation program is well-aligned with the Company’s strategic plan and the long-term interests of shareholders.

Accordingly, our Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board, upon the recommendation of the Audit Committee, which is comprised entirely of independent directors, has appointed the accounting firm of Baker Tilly as our independent registered public accounting firm for the current fiscal year. The appointment of Baker Tilly (successor to Holtz Rubenstein Reminick LLP) had been ratified by the shareholders of Gyrodyne Company of America, Inc. every year since 1990 and by the shareholders of the Company since the Merger of Gyrodyne Company of America, Inc. and Gyrodyne Special Distribution, LLC with and into the Company.

Our Board is requesting ratification of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2023. This firm has no financial interest in the Company or any connection with the Company other than as auditors and as independent registered public accounting firm. The report of Baker Tilly with respect to the Company’s financial statements appears in the Company’s annual report for the fiscal year ended December 31, 2022.

In the event the proposal is defeated, the adverse vote will be considered a direction to our Board to select another independent registered public accounting firm for the next fiscal year. However, because of the expense and difficulty of making any substitution of an independent registered public accounting firm after the beginning of a fiscal period, it is contemplated that the appointment for fiscal year 2023 will be permitted to stand unless our Board finds other reasons for making the change.

Audit and Other Fees

The following is a summary of the fees billed to the Company by Baker Tilly, its independent registered principal accountants, for professional services rendered for the years ended December 31, 2022 and 2021:

Fee Category	Fiscal December 31, 2022	Fiscal December 31, 2021
Audit Fees (1)	$101,500	76,750
Audit Related Fees (2)	16,131	8,160
Tax Fees (3)	56,640	37,395
All Other Fees(4)	-	-
Total Fees	$174,271	$122,305

(1) Audit Fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and 2021, respectively.

(2) Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” for the fiscal years ended December 31, 2022 and 2021, respectively. Such services include review of the Company’s strategic plan analysis, Form 8-K filings, proxy filings and research into various accounting issues.

(3) Tax Fees consist of aggregate fees billed for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2022 and 2021, respectively. The amounts disclosed consist of fees paid for the preparation of federal and state income tax returns and Schedules K-1.

(4) All Other Fees consist of the aggregate fees for products and services other than the services described above for the fiscal years ended December 31, 2022 and 2021, respectively.

None of the services performed by Baker Tilly for the Company were performed by non-full-time Baker Tilly employees.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the principal accountants and approves in advance any services to be performed by the principal accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the principal accountant’s independent auditors. The Audit Committee has determined not to adopt any blanket pre-approval policies or procedures. All of the fees shown above were pre-approved by the Audit Committee.

A representative of Baker Tilly is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and is expected to be available at a designated time during the Annual Meeting to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

If a shareholder wishes to have a particular proposal considered by our Board for inclusion in the Company’s proxy statement for the 2024 Annual Meeting, the shareholder must satisfy the requirements set by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that shareholders submit their proposals in writing to the Company at least 120 days before the anniversary date of this proxy statement mailing date for the prior year’s annual meeting. Thus, shareholders who wish to submit their proposals for inclusion in the Company’s proxy statement for the 2024 Annual Meeting must be received by us at our principal executive offices no later than May 15, 2024; provided, however, if the date of the 2024 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which would be disclosed in the Company’s reports filed with the SEC. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing shareholder, and otherwise satisfy the requirements of Rule 14a-8. Under Rule 14a-8, to be eligible for submission of a proposal for inclusion in the Company’s proxy statement, a shareholder must have continuously held at least $2,000, $15,000, or $25,000 in market value of the Company’s securities entitled to vote on the proposal for at least three years, two years, or one year, respectively. Proposals should be addressed to the Corporate Secretary of the Company, Gyrodyne, LLC, One Flowerfield, Suite 24, Saint James, New York 11780.

In order for a shareholder nomination or proposal to be raised from the floor during an annual meeting of shareholders, the requirements set forth in the LLC Agreement with respect to shareholder proposals must be followed, including the requirement that written notice thereof must be received by the Company not less than 120 days nor more than 150 days before the anniversary date of the prior year’s annual meeting (there are special rules if the current year’s meeting date is held more than 30 days before, or more than 60 days after, the anniversary of the prior year’s meeting date). For the 2024 Annual Meeting, the written notice must be given not later than June 14, 2024 and no earlier than May 15, 2024. If the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2024 Annual Meeting is first made by the Company. The shareholder’s written notice must contain the information required in the LLC Agreement, including, but not limited to, (i) all information relating to any nominees proposed by the shareholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the meeting, (iii) the shareholder’s name and record address and (iv) the class and number of common shares of limited liability company interests that are beneficially owned. Shareholders proposing nominees for election to our Board must have continuously held at least $2,000 in market value, or 1%, of the Company’s outstanding common shares of limited liability company interests entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding common shares of limited liability company interests. Nominations and proposals should be submitted in writing to the Corporate Secretary of the Company, Gyrodyne, LLC, One Flowerfield, Suite 24, Saint James, New York 11780, who will submit them to our Board for its consideration.

In addition to satisfying the foregoing requirements under our LLC Agreement, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 13, 2024. If the 2024 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2024 Annual Meeting.

ADDITIONAL INFORMATION

Other Business

The Company knows of no other business to be submitted to the shareholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in the manner they believe to be in the best interests of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Costs of the Solicitation

The Company will bear the cost of solicitation of proxies. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials. Copies of the proxy materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding our shares in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers, and certain regular employees.

The Company has retained MacKenzie to assist in the solicitation of proxies in conjunction with the Annual Meeting. We have agreed to pay MacKenzie $9,000, plus reasonable out-of-pocket expenses for proxy solicitation services, which are not to exceed $20,000 in total. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, http://www.gyrodyne.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, http://www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Gyrodyne, LLC

Attn: Investor Relations

One Flowerfield, Suite 24

Saint James, New York 11780

Telephone: (631) 584-5400

Facsimile: (631) 584-7075

If you would like to request documents from us, please do so by October 1, 2023, to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, http://www.gyrodyne.com, and the “Recent Filings” tab therein. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Annual Meeting, the proposals to be considered at the Annual Meeting or this proxy statement, or if you would like additional copies of this proxy statement or need help voting your common shares of limited liability company interests, please contact our proxy solicitor: MacKenzie Partners, Inc., toll-free at 1-800-322-2885.

GYRODYNE, LLC

RESTRICTED STOCK AWARD PLAN

Effective as of October 12, 2023

Contingent Upon Shareholder Approval

The purpose of the Gyrodyne, LLC Restricted Stock Award Plan (the “RSA” or the “Plan”) is to provide current members of the Board of Directors of Gyrodyne, LLC, a New York limited liability company (“Gyrodyne” or the “Company”), who previously participated in the Gyrodyne, LLC Amended and Restated Retention Bonus Plan (the “Retention Bonus Plan”), with additional incentives to achieve the goals of the Company in lieu of participation in the Retention Bonus Plan. The Company believes that the Plan shall cause the participants to continue to contribute to the goals of the Company, thereby benefiting the Shareholders of the Company.

Article 1.	Definitions

Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates to the contrary:

1.1         “Beneficiary” means the spouse of a Participant if a Participant is legally married at the time of death, or the estate for an unmarried Participant. No other designation of any Beneficiaries shall be permitted.

1.2         “Board” means the Company’s Board of Directors.

1.3         “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

1.4         “Disability” means a Participant is disabled under the long-term disability insurance policy maintained by the Company, or is determined to be disabled for purposes of social security benefits if a Participant is not covered by any Gyrodyne Long-Term Disability (“LTD”) Policy.

1.5         “ERISA” means the Employee Retirement Income Security Act of 1974, as periodically amended.

1.6         “Participants” mean Directors of Gyrodyne who receive RSAs under this RSA Plan.

1.7         “Restricted Stock Awards” or “RSAs” mean Awards consisting of common shares representing limited liability company interests in Gyrodyne, LLC.

1.8         “Shares,” “Stock,” “Company Stock,” “Restricted Stock” or similar terms refer to common shares representing limited liability company interests in Gyrodyne, LLC that are available for Restricted Stock Awards, or have been awarded as RSAs, under this Plan.

1.9         “Vesting Date” means the day on which a “liquidating distribution” occurs for Shareholders following or attributable to the sale of any properties owned by the Company. Additional terms and conditions regarding vesting of Grants are set forth in Section 6.1.

Article 2.	Administration

2.1       The Committee. The Plan shall be administered and interpreted by a Committee (the “Committee”), which shall consist of: (i) either the Board of Directors of the Company (the “Board”); or (ii) the President and at least two other directors appointed by the Board. If the Board does not appoint a Committee to administer all or any portion of the Plan, then the Board shall be the Committee.

2.2        Action by the Committee. A majority of the Committee shall constitute a quorum thereof, and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be actions of the Committee.

2.3       Delegation. The Committee may appoint one of its members to be chairman and any person, whether or not a member of the Committee, to be its secretary or agent. Furthermore, the Committee may delegate any ministerial duties in connection with the Plan to one or more officers of the Company.

2.4       Interpretation of Plan. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, to waive requirements relating to formalities or other matters that do not modify the substance of rights of Participants or constitute a material amendment of the Plan, to correct any defect or supply any omission of the Plan or any Grant Document/Agreement (as defined in Section 3.2) and to reconcile any inconsistencies in the Plan or any Grant Document/Agreement. The Committee’s interpretations of the Plan and all determinations made or actions taken by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. All powers of the Committee shall be exercised in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.5       No Liability. No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee.

2.6       Costs. All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Grants (as defined in Section 3.1) in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Grant, or to any Participant, including, but not limited to, any tax liability, capital losses, or other costs or losses incurred by any Participant.

Article 3.	Grants

3.1         Type of Grants. Incentives under the Plan shall consist of grants of Restricted Stock Awards (collectively referred to as “Grants”).

3.2       Grant Documents/Agreements. All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with the Plan as the Committee deems appropriate. Each Grant shall be evidenced by a written instrument (the “Grant Document/Agreement”), which may include but shall not be limited to this Plan document and any related exhibits or attachments, specifying the number of shares of Company Stock to which it relates and containing such other terms and conditions as the Committee shall approve that are not inconsistent with the Plan. Grants under a particular section of the Plan need not be uniform as among the Participants. The Committee shall have the authority to waive any condition of an outstanding Grant or amend an outstanding Grant, provided that an amendment of an existing Grant may not be made without the consent of the Participant if such amendment would have an adverse effect on the rights of the Participant.

3.3         Grants. Immediately upon approval of this Plan by the equity holders of the Company, Grants of restricted shares shall be made to the Participants in the amounts set forth on Exhibit A to this Plan. (See Exh-A-RSA- 8-25-23) All Shares available under the Plan are to be granted to the participants identified in Exhibit A, effective upon approval of the Shareholders of the Company at the 2023 Annual Meeting of the Company (such approval date the “Grant Date”).

3.4       Adjustments in Certain Events. In the event of a corporate event or transaction (including, but not limited to, a change in the equity interests of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, equity dividend, share split, reverse share split, split up, spin-off, or other distribution of equity or property of the Company, combination or exchange of Shares, dividend in kind, extraordinary cash dividend or other changes in capital structure or distribution (other than normal cash dividends or distributions) to shareholders of the Company, or any similar corporate event defined under Section 424(a) of the Code, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, to the number and kind of Shares, or other securities or consideration, issued or issuable in respect of outstanding Grants, as further provided in Section 12.5.

Article 4.	Shares Subject to the Plan

4.1        Shares. The Committee shall be authorized to issue or transfer under this Plan such number of common shares representing limited liability company interests of the Company, as identified in Exhibit A. No additional Grants may be made under this Plan following the Grants set forth in Exhibit A. The Company Stock may be authorized but unissued shares of Company Stock or shares reacquired by the Company from time to time.

Article 5.	Eligibility for Participation

5.1         Eligible Participants. All Board Members of the Company who were active participants in the Retention Bonus Plan on the date immediately preceding the date this Plan was approved by the equity holders of the Company (the “Participants”) shall be eligible to participate in the Plan, as identified in Exhibit A.

Article 6.	Grant Terms

6.1         Restricted Stock. Grants shall be such terms as the Committee deems appropriate. The following provisions are applicable to all Grants:

a.         Shares of Company Stock issued pursuant to Grants shall be issued in exchange for the waiver by each Participant of his benefits under the Company’s Retention Bonus Plan but without any additional cash consideration.

b.         A Grantee receiving shares of Company Stock under this Plan shall receive a written notice of award from the Committee, specifying the number of shares subject to, and the date of issuance of, the award, which shall be deemed the “Grant Agreement” for purposes of Section 3.2.

c.       All Shares granted to all participants shall not be vested upon grant. However, for the avoidance of doubt, Participants shall not forfeit any grants if they are not re-elected to the Board or in the event of death or disability. In the event of resignation from the Board, a Participant shall not forfeit the following percentage of Shares awarded to the Participant, depending on the Participant’s period of service on the Board from and after the Grant Date:

Years of Service After Grant Date	Nonforfeitable Percentage
Less than 1	0%
1 but less than 2	33-1/3%
2 but less than 3	66-2/3%
3 or more	100%

For clarity, upon completion of one or more years of service as described above, the applicable percentage of Shares shall not be forfeitable due to failure of continued service, but the Shares shall not be vested or transferrable unless and until a liquidating distribution is made to the Shareholders of the Company. Shares issued or issuable hereunder may not be sold and/or otherwise transferred, except in the event of death, until the Vesting Date. Upon the Vesting Date, all Shares awarded under this Plan will become fully vested and transferrable, to the extent not previously forfeited.

d.         Each certificate for a share issued under a Grant, if any, shall contain a legend giving appropriate notice of the restrictions in the Grant.

e.         Upon issuance by the Company, the Grantee shall have the right to vote shares subject to the Grant and to receive any dividends or other distributions paid on such shares.

f.         All shares of Company Stock issued in connection with a Grant shall be subject to the terms, conditions, and restrictions set forth in the articles of organization, limited liability company agreement, or other governing documents of the Company, as amended, as well as any shareholders agreement, buy-sell agreement, or other similar agreements, as may be applicable.

g.         No shares of Company Stock issued in connection with a Grant, or any interest therein, shall be transferrable by the Participant, whether voluntarily or involuntarily, except by will or by the laws of descent or distribution, prior to the Vesting Date. Furthermore, shares of Company Stock issued in connection with a Grant shall not be subject to any voluntary or involuntary pledge, assignment, alienation, attachment, or similar encumbrance or transfer.

Article 7.	Amendment and Termination of the Plan

7.1       Amendment. The Board may amend, suspend or terminate the Plan at any time, in its discretion, subject to any required shareholder approval or any shareholder approval which the Board deems advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any stock listing requirement. For the avoidance of doubt, shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available (other than any adjustment as provided by Section 12.5, (ii) accelerates the vesting or granting of Shares, or (iii) results in a material increase in benefits or a change in eligibility requirements.

7.2         Termination of Plan. The Plan shall continue until terminated by the Board upon the agreement of all participants and/or their heirs. Once approved by the Shareholders, The Plan cannot be terminated by unilateral action of the Shareholders.

7.3         Termination and Amendment of Outstanding Grants. A termination, suspension or amendment of the Plan that occurs after a Grant is made shall not materially impair the right of a Participant unless the Participant consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be amended by agreement of the Company and the Participant consistent with the Plan.

Article 8.	Funding of the Plan

8.1         Unfunded Plan. This Plan shall be unfunded for purposes of the Code and Title I of ERISA, and no assets shall be set aside for the payment of benefits under the Plan.

Article 9.	RESERVED

Article 10.	Withholding of Taxes

10.1         Right to Withhold. A Participant receiving Grant hereunder shall be required to pay to the Company the amount of any such taxes, if any, which the Company is required to withhold with respect to such Grants or the vesting of such Grants, or the Company shall have the right to deduct from other wages paid to an employee by the Company, or to deduct from any Board fees, the amount of any withholding due with respect to such Grants.

10.2        Withholding Rules and Procedures. The Committee is authorized to adopt rules, regulations or procedures related to tax withholding, including provision for the satisfaction of a tax withholding obligation, by the retention of shares of Company Stock to which the Participant would otherwise be entitled pursuant to a Grant or by the Participant’s delivery of previously owned shares of Company Stock or other property.

Article 11.	Requirements for Issuance of Shares

11.1         Compliance with Law. The obligations of the Company to offer, sell, issue, deliver or transfer Company Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of any registration statement under applicable securities laws if deemed necessary or appropriate by the Company. The Company’s obligation to offer, sell, issue, deliver or transfer its shares under the Plan is further subject to the approval of any governmental authority required in connection therewith and is further subject to the Company receiving, should it determine to do so, the advice of its counsel that all applicable laws and regulations have been complied with. Certificates for shares of Company Stock issued hereunder, if any, shall be legended as the Committee shall deem appropriate.

11.2       Share Certificates. Certificates representing shares of Company Stock issued under the Plan shall be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

11.3         No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant, and no payments shall be made for any fractional shares for which any rights thereto shall be forfeited.

Article 12.	Miscellaneous

12.1         Divorce. In the event a Participant gets divorced prior to the vesting of any Award, whether or not any portion of the Shares shall be allocated to the spouse, in the event they become vested in the future, shall depend upon the receipt of documentation satisfactory to the Committee, that may allocate any future vested Stock to any former spouse.

12.2        Section 83(b) Elections. Participants shall have the right to make any election under Section 83(b) of the Code with regard to any unvested Shares granted under any Grant Agreement.

12.3       No Listing and No Registration of Shares. All Shares of the Company are publicly traded. However, the issuance of a Grant Agreement under this Plan is not intended to be an offer and/or sale of Shares to Participants. To the extent it is determined to be an offer and/or sale, the Company shall take all action necessary to comply with the securities laws, including registering Shares with the Securities and Exchange Commission on a Form S-8 or alternative form or complying with an appropriate exemption from such registration.

12.4        Insider Trading Policies. After Shares are transferred to a Participant, Shares may only be traded in the open windows for anyone considered to be an “insider” for purposes of any U.S. or other security rules.

12.5        Adjustments. In case the Company shall: (i) declare a dividend or dividends on Company Stock payable in shares of Company Stock; (ii) subdivide its outstanding common shares; (iii) combine its outstanding common shares into a smaller number of common shares; (iv) issue any equity securities by reclassification of its common shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity); or (v) any other similar corporation transaction, the number of shares of Company Stock authorized under the Plan shall be adjusted proportionately. Similarly, in any such event, the Committee may make such adjustments in the number of shares of Company Stock subject to any Grants, as it deems equitable. Each Participant shall be notified of any such adjustment and any such adjustment, or the failure to make such adjustment, shall be binding on the Participant. For the avoidance of doubt, Participants shall be treated in a comparable manner as other common shareholders of the Company in the event of future corporate transactions, including the possibility of dilution in the event of a rights offering or other new issuance of equity securities.

12.6        Forfeiture of Shares. No future Board members shall receive any Grants under this Plan. In the event that any shares of Company Stock under the Plan are forfeited, such Grants shall lapse and not be available for the making of new Awards by the Committee under the Plan.

12.7        Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of any Grant until completion of any required actions under any federal or state law, rule or regulation, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance of any Grant or the payment of benefits in compliance with applicable laws, rules, and regulations or other obligations.

12.8         Limits on Transferability: Beneficiaries. No Grant under the Plan shall be assignable or transferable by the Participant thereof, except by will or by the laws of descent and distribution, unless the Committee shall elect to permit such an assignment or transfer in its sole discretion.

12.9         Type of Program. This Plan is a restricted stock award plan, which subjects Company Stock granted under any Grant Agreement to a substantial risk of forfeiture until after a legally binding right arises.

12.10      Section 409A. The Plan is not subject to Section 409A of the Code. However, to the extent necessary, the Plan may be amended in any manner to comply with Section 409A, if such action is deemed to be necessary in the future.

12.11      Notices. All notices to Participants shall be made to their residence or at work. All notices and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given if delivered in person, by cable, telegram, telex or facsimile transmission or email, to the parties as follows:

Chief Financial Officer

Gyrodyne LLC

One Flowerfield, Suite 24

St. James, NY 11780-1551

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

12.12      Expenses. All expenses incurred in administering the Plan shall be paid by the Company.

12.13     Severability. If any of the provisions of this Plan or any Grant Agreement is held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.

Furthermore, in the event that any one or more provisions of the Plan or any Grant Agreement, or any action taken pursuant to the Plan or such Award Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Plan or of such or any other Grant Agreement, but in such particular jurisdiction and instance the Plan and the affected Grant Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or as if the action in question had not been taken thereunder.

12.14         Entire Agreement. The Plan and any Grant documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

12.15         Gender and Number. The masculine gender, where appearing herein, shall be deemed to include the feminine gender, and the singular shall be deemed to include the plural, unless the context clearly indicates to the contrary.

12.16         Captions. The captions at the head of a paragraph of this Plan are designed for convenience of reference only and are not to be resorted to for the purpose of interpreting any provisions of this Plan.

12.17         Plan Controlling. In the event of a conflict between the terms of this Plan and the terms of any Grant Agreement, the terms of this Plan shall govern.

12.18       Binding Agreement. The provisions of this Plan shall be binding upon the Participant and the Company and their successors, assigns, heirs, executors and beneficiaries.

12.19         Governing Laws. The Plan shall be governed and construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

Date:         _______________________                           BY: _______________________________

Date:         _______________________                           BY: _______________________________

Date:         _______________________                           BY: _______________________________

September 5, 2023

EXHIBIT A

GYRODYNE, LLC

RESTRICTED STOCK AWARD (“RSA”) PLAN

BOARD MEMBERS/ EMPLOYEES	SHARES OF RESTRICTED STOCK (“RSAs”)
Paul Lamb, Chairman	30,542
Richard Smith	20,362
Ronald Macklin	20,362
Nader Salour	20,362

TOTAL	91,628

1.	The total shares being granted is 91,628.

2.	This number was determined as follows:

$1,979,165 ÷ $21.60 NAV = 91,628.

3.

The $1,979,165 value in the above formula represents the projected current value of the bonus pool allocable to the above Board members under the Retention Bonus Plan of $2,558,493, less an amount equal to $579,328 that is being voluntarily forfeited (subject to and conditioned upon approval of the RSA Plan), which results in $1,979,165 remaining in the bonus pool that is being given up in exchange for restricted stock awards under the RSA Plan.

4.	The $21.60 NAV value in the above formula represents the estimated adjusted net asset value per share of the Company determined for grant purposes under the RSA Plan.

September 5, 2023

GYRODYNE, LLC

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2023

VOTE BY INTERNET- http://www.cesvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 11, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Complete, sign, date and promptly return your proxy card in the postage-paid envelope we have provided or return it to Gyrodyne, LLC, c/o Corporate Election Services,

P.O. Box 3230 Pittsburgh, Pennsylvania 15230.

CONTROL NUMBER

▼     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     ▼

GYRODYNE, LLC

ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2023

PROXY CARD

The undersigned hereby designates Gary J. Fitlin and Peter Pitsiokos, as proxies (each of them acting individually or in the absence of others, with full power of substitution and re-substitution) to represent the undersigned at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Gyrodyne, LLC (the “Company”) to be held at Flowerfield Celebrations, Mills Pond Road, St. James, New York 11780 on October 12, 2023 at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof, and revoking all proxies heretofore given, as designated hereon. The shares shall be voted in the discretion of the proxies on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act. This proxy shall remain in effect for a period of one year from its date.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE COMPANY’S TWO DIRECTOR NOMINEES ON PROPOSAL 2 AND “FOR” PROPOSALS 1, 3 AND 4.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

NOTICE OF INTERNET AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING

The notice of the annual meeting of shareholders, proxy statement and proxy card are available at:

http://www.gyrodyne.com/proxy.php.

▼ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL ▼

THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

Receipt of the Proxy Statement and Annual Report is hereby acknowledged.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 2 AND “FOR” PROPOSALS 1, 3 AND 4.

1.	To ratify and approve the Gyrodyne, LLC Restricted Stock Award Plan. ☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	To elect two directors to a three-year term of office, each to serve until his or her successor has been duly elected and qualified.

1a. Jan H. Loeb ☐ FOR ☐ WITHHOLD

1b. Nader G.M. Salour ☐ FOR ☐ WITHHOLD

3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2023.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD AND MAY BE REVOKED PRIOR TO EXERCISE.

Dated:

Signature

Title

SIGN ABOVE - Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.